                                                              BOARD OF DIRECTORS
                                                                February 1, 2005

                                POWER OF ATTORNEY

      THE HARTFORD MUTUAL FUNDS, INC., THE HARTFORD MUTUAL FUNDS II, INC.,
       THE HARTFORD INCOME SHARES FUND, INC., HARTFORD SERIES FUND, INC.,
                        HARTFORD HLS SERIES FUND II, INC.

Effective:  February 1, 2005 - February 1,              Sandra S. Jaffee1       Millard H. Pryor, Jr.
2006                                                    Thomas M.               Lowndes A. Smith
Lynn S. Birdsong                                        Marra                   David M.
Tamara L. Fagely                                        Phillip O.              Znamierowski(2)
Robert M. Gavin                                         Peterson
Duane E. Hill

do hereby jointly and severally authorize James Heavner, Marianne O'Doherty, Richard Wirth, or Jill Powilatis to sign as their agent any Securities Act of 1933 and/or Investment Company Act of 1940 Registration Statement, pre-effective amendment or post-effective amendment and any Application for Exemptive Relief or other filings with the Securities and Exchange Commission relating to each of the above-referenced investment companies.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of the date first written above.

  /s/ Lynn S. Birdsong                                   /s/ Thomas M. Marra
----------------------------------                   ---------------------------
  Lynn S. Birdsong                                     Thomas M. Marra

  /s/ Tamara L. Fagely                                 /s/ Phillip O. Peterson
----------------------------------                   ---------------------------
  Tamara L. Fagely                                     Phillip O. Peterson


  /s/ Robert M. Gavin
----------------------------------                   ---------------------------
  Robert M. Gavin                                      Millard H. Pryor, Jr.


  /s/ Duane E. Hill                                    /s/ Lowndes A. Smith
----------------------------------                   ---------------------------
  Duane E. Hill                                        Lowndes A. Smith

  /s/ Sandra S. Jaffee                                 /s/ David M. Znamierowski
----------------------------------                   ---------------------------
  Sandra S. Jaffee                                     David M. Znamierowski

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1     Director of The Hartford Mutual Funds, Inc., Hartford Series Fund, Inc.
      and The Hartford Income Shares Fund, Inc.

2 Vice President of all the above-referenced investment companies and Director of The Hartford Mutual Funds, Inc. and Hartford Series Fund, Inc.